Short-term investments	12 Months Ended
Dec. 31, 2018
Short-term investments [Abstract]
Short-term investments
5.	Short-term investments

(In thousands)	December 31, 2017	December 31, 2018
Time deposits	118,779	141,059
Investments in financial instruments (note)	20,136	55,479
Total	138,915	196,538

Note:
The investments were issued by commercial banks in the PRC with a variable interest rate indexed to performance of underlying assets. Since these investments’ maturity dates are within one year, they are classified as short-term investments.

Time deposits and investments in financial instruments are stated on the balance sheet at the principal amount plus accrued interest. Interest income is recorded in “other income, net” in the statement of comprehensive loss.